Exhibit 99.1

Safe Harbor Statement under the Private Securities
Litigation Reform Act of 1995
 This document contains certain “forward-looking statements” relating to the business of the
 Company, which can be identified by the use of forward-looking terminology such as “may,”
 “will,” “expect,” “anticipate,” “intend,” “estimate,” “believe,” “project,” “continue,” “plan,”
 “forecast,” or other similar words, or the negative thereof, unless the context requires otherwise, and which are intended to be covered by the safe harbor provisions of the Private
 Securities Litigation Reform Act of 1995. The results anticipated by any or all of these forward-looking statements may not occur. In addition, these statements reflect management’s current views with respect to future events and are subject to numerous risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in or implied by these forward-looking statements. Factors that could affect those results include, but are not limited to, those described in the Company’s Registration Statement on Form S-1,
 as well as the Company’s reports on Forms 8-K, 10-Q and 10-K and proxy statements and information statements, which have been or will be filed by the Company with the Securities and Exchange Commission (the “SEC”) and the “Risk Factors” sections of the most recent
 SEC filings by the Company. Many of the factors that will determine the outcome of the subject matter of this document are beyond the Company’s ability to control or predict. The
 Company undertakes no obligation and expressly disclaim any obligation, to revise or publicly update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

• Jason Edelboim, MBA
 Executive Vice President
• Robert Weinstein, CPA, MBA
 Chief Financial Officer
• William D’Angelo
 Board of Directors
• Former Bloomberg, LP Business Manager
• Expert in strategy and innovation
• Former CFO of 4 public companies
• Former GE Capital Corp. Banker
• Private Equity Investor
• President, WCD Group (environmental consulting)
• Former Vice President, McGraw-Hill Construction
INTRODUCTIONS

GREEN ENERGY MANAGEMENT
• GEM provides turnkey green technology solutions that significantly reduce utility costs for our clients.
• GEM will finance, install, maintain projects - with no upfront cost to clients.
• GEM shares in the savings generated by our technology - in energy, maintenance and efficiency.
• GEM currently operates in three functional areas:
➢ Efficient water utilization
➢ Energy efficient lighting upgrades
➢ Renewable energy generation
• GEM maintains business operations domestically and internationally, distributing products and services to commercial, industrial, and large residential clients.

OUR DNA: REAL ESTATE DEVELOPMENT,
ENVIRONMENTAL SERVICES, AND GREEN TECHNOLOGY
• Green Energy Management was founded by real estate developer and investor Michael Samuel in March 2010.
• Environmental services expert William D’Angelo joined GEM’s Board of
 Directors in March 2010.
• Green Energy Management Services, Inc. (GEM) acquired lighting business Southside Electric in May 2010 as GEM’s installation division.
• GEM goes public in August 2010 as sub of Green Energy Management
 Services Holdings, Inc. (GEM, Inc.) (100% owned).
• AIRLOCK, Inc. established as a division of GEM, Inc. in September 2010 to sell proprietary and patent-pending water management technology.
• GEM executed agreement to exclusively license patented and proprietary LED technology from Green RG Management, Inc. in October
 2010.

WHAT IS THE MARKET OPPORTUNITY?
• Water efficiency business is national:
➢ Over the past 5 years, municipal water rates have increased by an average of 27% in the United States.*
➢ New York has seen double-digit annual increases the last several years.
➢ Price increases are driven by capital improvements, and as a response by utilities to declining usage due to conservation efforts. *
• Lighting efficiency business is regional, with focus on states with the highest kWh rates versus national average of 10.45 cents**:
➢ New England: 15.48 cents
➢ Middle Atlantic: 13.93 cents
➢ New York: 16.64 cents
➢ California: 15.20 cents
*circleofblue.org
**U.S. Department of Energy - 2010 projected

• Water efficiency programs are provided
 by Airlock, Inc., a division of GEM.
• Airlock is a proprietary and patent-
 pending technology that saves clients as
 much as 30% of their monthly water and
 sewer bills.
• GEM captures 50% of savings over 5-10
 year lease programs.
• Water efficiency programs have margins
 in excess of 50%.
AIRLOCK: EFFICIENT WATER UTILIZATION

• Air accumulates in water pipes before it reaches your meter, artificially raising your meter reading.
• The AIRLOCK valve is placed on the pipe, after the meter, and compresses the accumulated air in the pipes.
• The water then flows through the meter with the air undetected. The result is a reduced water bill.
HOW DOES AIRLOCK WORK?

• Client: Co-Op City, a municipality in the state of New York.
• Project: 35 residential buildings totaling 15,000+ units (we are currently beta testing in 3 buildings).
• Client Savings: Estimated $2 million annually in water and sewer costs.
• Client Pay: $1,000,000 per year for life of contract (5 year lease followed by automatic annual renewal).
CASE STUDY: EFFICIENT WATER
UTILIZATION BETA PROJECT

• LED lighting reduces corresponding energy spend by as much as 70% and maintenance costs to virtually zero.
• GEM captures as much as 80% of that savings in typical 10 year contract.
• LED projects typically have margins of 40-50%.
• GEM holds exclusive licensing contracts for patented and proprietary LED technology that is at least 50% more efficient than those of our competitors.
ENERGY EFFICIENT LIGHTING
BUSINESS OVERVIEW

Environmentally Friendly:
• Up to 80% Reduced
 energy use
• Long-life LEDs can last for
 over a decade
• Mercury-free
• Lead-free
• Cool lamps reduce the air
 conditioning costs
WHAT ARE THE BENEFITS
OF LED LIGHTING?
Improved Lighting Quality:
• Directional lighting,
 resulting in improved
 light efficiency
• Even light distribution,
 improved light levels
• Instant-on: immediate
 lamp turn off and back
 on function
Highly Durable:
• Solid State Technology; no
 moving parts
• Capable of withstanding
 physical shocks that
 would shatter
 conventional lamps
• Capable of rapid switching
 or dimming without
 shortened life

• Client: Co-Op City, a municipality in the state of New York.
• Project: Eight 24/7 lit parking garages.
• Client Savings: Approximately $350,000 annually in electricity.
• Installation cost: $1,185,000 for labor and materials.
• Government Rebate to GEM: $800,000 in Year 1.
• Client Pay to GEM: $180,000 per year for 10 years.
• IRR: 29%
• Payback: Less than 18 months
CASE STUDY: EFFICIENT LIGHTING PROJECT

➢ Channel-based: large commercial and residential property
 owners/managers, government and municipalities, hospitals,
 universities, industrial.
➢ Regional: Northeast, Southeast, and Western U.S.; driven by utility rates.
➢ Product sales cycles:
1. AIRLOCK sales cycle is shorter as it is proprietary product; introduces client to GEM.
2. LED lighting is a follow-up sale - focus on 24/7 lights e.g. garages, hospitals, warehouses.
3. As we add technologies to our portfolio, focus will be on sales to our installed base.
➢ Commission-based sales force: Strict pay-for-performance in our sales relationships; keeps SG&A low.
SALES STRATEGY

• Clients: Large residential, commercial, and industrial users of water and electricity.
• Project Finance: Additional capital to finance major installations in our pipeline.
• Technology Partners: Companies with innovative green technologies that we can add to our portfolio.
GROWTH STRATEGY: OUR FOCUS IS ON…

• Green Energy Management Services Holdings, Inc. (“GEM”) is a publicly traded company.
• Approximately 440 million shares outstanding.
• Trades OTCBB: GRMS with 10 million share float.
• Market capitalization in excess of $110 million.
• Minimal debt.
• Cash position of $1.5 million as of Nov. 15th 2010.
CAPITAL STRUCTURE

• Green technology business.
• Experienced management.
• High margin products.
• Large available market.
• Proprietary technology.
• National commission-based sales force.
SUMMARY: GREEN ENERGY MANAGEMENT